                                                                   EXHIBIT 10(d)

                                  FORM 11-K

                                ANNUAL REPORT

                       PURSUANT TO SECTION 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

 (MARK ONE:)

     [X]      ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934 (FEE REQUIRED)
              FOR THE FISCAL YEAR ENDED DECEMBER 31, 1993

     [ ]      TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934 (FEE REQUIRED)
              FOR THE TRANSITION PERIOD FROM         TO

COMMISSION FILE NUMBER: 1-4014

A. Full title of the plan and the address of the plan, if different from that of the issuer named below:

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

B. Name of issuer of the securities held pursuant to the plan and the address of its principal executive office:

                                   FINA, INC.
               (FORMERLY NAMED AMERICAN PETROFINA, INCORPORATED)
                                   FINA PLAZA
                           8350 N. CENTRAL EXPRESSWAY
                              DALLAS, TEXAS 75206

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN
                FINANCIAL STATEMENTS AND SUPPLEMENTAL SCHEDULES
                     YEARS ENDED DECEMBER 31, 1993 AND 1992
                  (WITH INDEPENDENT AUDITORS' REPORT THEREON)

                          INDEPENDENT AUDITORS' REPORT

The Pension Committee
Amdel Inc. Employee Investment Plan:

   We have audited the accompanying statements of net assets available for plan benefits of the Amdel Inc. Employee Investment Plan as of December 31, 1993 and 1992, and the related statements of changes in net assets available for plan benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for plan benefits of the Amdel Inc. Employee Investment Plan as of December 31, 1993 and 1992, and the changes in net assets available for plan benefits for the years then ended in conformity with generally accepted accounting principles.

   Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of assets held for investment and reportable transactions are presented for the purpose of additional analysis and are not a required part of the basic financial statements but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The supplemental schedules have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Dallas, Texas
April 15, 1994

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

              STATEMENTS OF NET ASSETS AVAILABLE FOR PLAN BENEFITS
                           DECEMBER 31, 1993 AND 1992

                                                                                               PREFERRED
                                                                              COMMON STOCK       STOCK     GOVERNMENT SECURITIES
                                                                             ----------------   -------   -----------------------
                                                                                      ATLANTIC  ATLANTIC    U.S.        U.S.
                                                                              FINA,  RICHFIELD RICHFIELD  SAVINGS     TREASURY
                                                                 TOTAL        INC.    COMPANY   COMPANY    BONDS     OBLIGATIONS
                                                               ----------    ------   -------   -------   -------    ------------
December 31, 1993:
    Investments, at fair value:
        FINA, Inc., Class A common stock (4,631 shares;
            cost of $320,833)  ..........................      $  318,381    318,381     --        --        --             --
        The Boston Company Intermediate Government
            Securities Fund (14,458 shares; cost
            of $186,165).................................         189,981        --      --        --        --         189,981
        Money market investments  .......................       1,605,572     11,200     --        --        --             --
    Cash  ...............................................             851        --      --        --        --             850
    Interest receivable  ................................           4,369         36     --        --        --             --
    Contributions receivable from employees  ............          49,688      6,378     --        --        --           2,730
    Contributions receivable from employing companies  ..          38,941      5,169     --        --        --           2,527
                                                               ----------    -------    -----    -----     -----        -------
        Plan assets  ....................................      $2,207,783    341,164     --        --        --         196,088
    Forfeitures available for future use  ...............          (7,333)       --      --        --        --             --
    Amounts due others  .................................            (850)       --      --        --        --            (850)
                                                               ----------    -------    -----    -----     -----        -------
        Net assets available for plan benefits  .........      $2,199,600    341,164     --        --        --         195,238
                                                               ==========    =======    =====    =====     =====        =======
December 31, 1992:
    Investments, at fair value:
        FINA, Inc., Class A common stock (4,669 shares;
            cost of $328,128)  ..........................      $  281,723    281,723     --        --        --             --
        The Boston Company Intermediate Government
            Securities Fund (12,893 shares; cost
            of $163,339).................................         164,521        --      --        --        --         164,521
    Securities receivable (note 1)  .....................       1,383,687        --      --        --        --             --

    Cash  ...............................................          20,277        --      --        --        --             --
    Dividends receivable  ...............................              42         17     --        --        --             --
    Contributions receivable from employees  ............          45,021      5,856     --        --        --           2,674
    Contributions receivable from employing companies  ..          36,362      4,794     --        --        --           2,375

    Amounts receivable from others  .....................           2,020      2,020     --        --        --             --
                                                               ----------    -------    -----    -----     -----        -------
        Plan assets  ....................................       1,933,653    294,410     --        --        --         169,570
    Forfeitures available for future use  ...............          (8,830)       --      --        --        --             --
                                                               ----------    -------    -----    -----     -----        -------
        Net assets available for plan benefits  .........      $1,924,823    294,410     --        --        --         169,570
                                                               ==========    =======    =====    =====     =====        =======

                        AMDEL INC. EMPLOYEE INVESTMENT

                                                            TBC POOLED                RETIREMENT
                                                             EMPLOYEE     BALANCED       MONEY         COMPANY
                                                               FUND         FUND      MARKET FUND    FORFEITURES
                                                            ----------   ----------  -------------   -----------
December 31, 1993:
Investments, at fair value:
   FINA, Inc., Class A common stock (4,631 shares;
      cost of $320,833)  ...............................            --        --             --            --
The Boston Company Intermediate Government
   Securities Fund (14,458 shares; cost of
      $186,165).........................................            --        --             --            --
   Money market investments  ...........................      1,587,053       --             --          7,319
   Cash  ...............................................              1       --             --            --
   Interest receivable  ................................         4, 319       --             --             14
   Contributions receivable from employees  ............         40,580       --             --            --
   Contributions receivable from employing companies ...         31,245       --             --            --
                                                              ---------     -----       ---------       ------
       Plan assets  ....................................      1,663,198       --             --          7,333
   Forfeitures available for future use  ...............            --        --             --         (7,333)
   Amounts due others  .................................            --        --             --            --
                                                              ---------     -----       ---------       ------
         Net assets available for plan benefits  .......      1,663,198       --             --            --
                                                              =========     =====       =========       ======

December 31, 1992:
Investments, at fair value:
   FINA, Inc., Class A common stock (4,669 shares;
      cost of $328,128)  ..............................             --        --             --            --
   The Boston Company Intermediate Government
      Securities Fund (12,893 shares; cost of
      $163,339)  ......................................             --        --             --            --
   Securities receivable (note 1)  ....................             --        --        1,383,687          --
   Cash  ..............................................             --        --           11,472        8,805
   Dividends receivable  ..............................             --        --                            25
   Contributions receivable from employees  ...........             --        --           36,491          --
   Contributions receivable from employing companies ..             --        --           29,193          --
   Amounts receivable from others  ....................             --        --              --           --
                                                              ---------     -----       ---------       ------
       Plan assets  ...................................             --        --        1,460,843        8,830
   Forfeitures available for future use  ..............             --                       --         (8,830)
                                                              ---------     -----       ---------       ------
       Net assets available for plan benefits  ........             --        --        1,460,843          --
                                                              =========     =====       =========       ======

                See accompanying notes to financial statements.

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

        STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS
                     YEARS ENDED DECEMBER 31, 1993 AND 1992

                                                                                                    PREFERRED
                                                                                     COMMON STOCK     STOCK    GOVERNMENT SECURITIES
                                                                                -------------------  --------  ---------------------
                                                                                            ATLANTIC  ATLANTIC  U.S.        U.S.
                                                                                           RICHFIELD RICHFIELD SAVINGS    TREASURY
                                                                        TOTAL   FINA, INC.   COMPANY  COMPANY   BONDS    OBLIGATIONS
                                                                        ------  ----------  --------  -------  -------   -----------
Year ended December 31, 1993:
  Allotments and contributions
    Basic allotments by employees  .................................. $  489,501   51,975        --       --        --      31,963
    Additional allotments by employees  .............................    129,714   23,049        --       --        --       3,803
    Contributions by employing companies  ...........................    501,496   72,252        --       --        --      32,141
                                                                      ----------  -------    -------   ------   -------    -------
                                                                       1,120,711  147,276        --       --        --      67,907
Investment income (loss):                                             ----------  -------    -------   ------   -------    -------
  Dividends  ........................................................     23,562   14,254        --       --        --      9,308
    Interest  .......................................................     40,784      249        --       --        --        --
    Other income (expense)  .........................................     (7,595)   3,878        --       --        --        --
    Net appreciation in fair values of investment  ..................     49,059   44,939        --       --        --      4,120
                                                                      ----------  -------    -------   ------   -------   -------
                                                                         105,810   63,320        --       --        --     13,428
  Withdrawals:                                                        ----------  -------    -------   ------   -------   -------
    In cash and in kind  ............................................    944,494  161,822        --       --        --     55,667
    Forfeitures  ....................................................      7,250    2,020        --       --        --        --
                                                                      ----------  -------    -------   ------   -------   -------
                                                                         951,744  163,842        --       --        --     55,667
                                                                      ----------  -------    -------   ------   -------   -------
 Transfers among funds ..............................................        --       --         --       --        --        --
                                                                      ----------  -------    -------   ------   -------   -------


      Net increase (decrease) in net assets available
      for plan benefits .............................................    274,777   46,754        --       --        --     25,668
  Net assets available for plan benefits:
     Beginning of year  .............................................  1,924,823  294,410        --       --        --    169,570
                                                                      ----------  -------    -------   ------   -------   -------
     End of year  ................................................... $2,199,600  341,164        --       --        --    195,238
                                                                      ==========  =======    =======   ======   =======   =======
Year ended December 31, 1992:
  Allotments and contributions
    Basic allotments by employees  ..................................    475,804   66,021        --       --        --     29,612
    Additional allotments by employees  .............................    109,355   11,491        --       --        --      3,838
    Contributions by employing companies  ...........................    475,802   66,020        --       --        --     29,611
                                                                      ----------  -------    -------   ------   -------   -------
                                                                      $1,060,961  143,532        --       --        --     63,061
  Investment income (loss):                                           ----------  -------    -------   ------   -------   -------
    Dividends  ......................................................     55,459    4,363      2,397      92        --      5,359
    Interest  .......................................................      8,334      171        --       --      5,893     2,270
    Net appreciation (depreciation) in fair
      values of investments  ........................................    (35,904) (33,990)      (952)    (345)      --      1,259
                                                                      ----------  -------    -------   ------   -------   -------
                                                                          27,889  (29,456)     1,445     (253)    5,893     8,888
                                                                      ----------  -------    -------   ------   -------   -------
  Withdrawals:
    In cash and in kind  ............................................  1,283,887  211,358     64,702   19,372    22,036    84,863
                                                                      ----------  -------    -------   ------   -------   -------
                                                                       1,283,887  211,358     64,702   19,372    22,036    84,863
                                                                      ----------  -------    -------   ------   -------   -------
  Transfers among funds  ............................................      --       9,931    (91,073) (16,491)  (68,139)   16,642
                                                                      ----------  -------    -------   ------   -------   -------
     Net increase (decrease) in net assets available
       for plan benefits ............................................   (195,037) (87,351)  (154,330) (36,116)  (84,282)    3,728
  Net assets available for plan benefits:
    Beginning of year  ..............................................  2,119,860  381,761    154,330   36,116    84,282   165,842
                                                                      ----------  -------    -------   ------   -------   -------
    End of year ..................................................... $1,924,823  294,410        --       --        --    169,570
                                                                      ==========  =======    =======   ======   =======   =======

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

                                                                   TBC POOLED                  RETIREMENT
                                                                    EMPLOYEE     BALANCED         MONEY          COMPANY
                                                                      FUND         FUND        MARKET FUND     FORFEITURES
                                                                   ---------     --------      -----------     -----------
Year ended December 31, 1993:
    Allotments and contributions
        Basic allotments by employees  ..........................    405,563          --              --           --
        Additional allotments by employees  .....................    102,862          --              --           --
        Contributions by employing companies  ...................    397,103          --              --           --
                                                                   ---------     --------      ----------       ------
                                                                     905,528          --              --           --
                                                                   ---------     --------      ----------       ------
    Investment income (loss):
        Dividends  ..............................................        --           --              --           --
        Interest  ...............................................     40,535          --              --           --
        Other income (expense)  .................................    (11,473)         --              --           --
        Net appreciation in fair values of investment  ..........        --           --              --           --
                                                                   ---------     --------      ----------       ------
                                                                      29,062          --              --           --
                                                                   ---------     --------      ----------       ------
    Withdrawals:
        In case and in kind  ....................................    727,005          --              --           --
        Forfeitures  ............................................      5,230          --              --           --
                                                                   ---------     --------      ----------       ------
                                                                     732,235          --              --           --
                                                                   ---------     --------      ----------       ------
    Transfers among funds  ......................................  1,460,843          --       (1,460,843)         --
                                                                   ---------     --------      ----------       ------
        Net increase (decrease) in net assets available for plan
            benefits  ...........................................  1,663,198          --       (1,460,843)         --
    Net assets available for plan benefits:
        Beginning of year  ......................................        --           --        1,460,843          --
                                                                   ---------     --------      ----------       ------
        End of year  ............................................  1,663,198          --              --           --
                                                                   =========     ========      ==========       ======
Year ended December 31, 1992:
       Allotments and contributions
        Basic allotments by employees  ..........................       --            --          380,171          --
        Additional allotments by employees  .....................       --            --           94,026          --
        Contributions by employing companies  ...................       --            --          380,171          --
                                                                   ---------     --------      ----------       ------
                                                                        --            --          854,368          --
                                                                   ---------     --------      ----------       ------
    Investment income (loss):
        Dividends  ..............................................       --            --           43,248          --
        Interest  ...............................................       --            --              --           --
        Net appreciation (depreciation) in fair values of
        investments  ............................................       --         (1,876)            --           --
                                                                   ---------     --------      ----------       ------
                                                                        --         (1,876)         43,248          --
                                                                   ---------     --------      ----------       ------
    Withdrawals:
        In cash and in kind  ....................................       --        143,255         738,301          --
                                                                   ---------     --------      ----------       ------
                                                                        --        143,255         738,301          --
                                                                   ---------     --------      ----------       ------
    Transfers among funds  ......................................       --        (15,110)        164,240          --
                                                                   ---------     --------      ----------       ------
             Net increase (decrease) in net assets available for
               plan benefits ....................................       --       (160,241)        323,555          --
       Net assets available for plan benefits:                                    ------
          Beginning of year......................................       --        160,241       1,137,288          --
                                                                   ---------     --------      ----------       ------
          End of year............................................       --            --        1,460,843          --
                                                                   =========     ========      ==========       ======

                See accompanying notes to financial statements.

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

                        NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1993 AND 1992

(1) GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  (a) General

    The Amdel Inc. Employee Investment Plan (the Plan) operates for the benefit of certain employees of American Petrofina Pipe Line Co. and certain employees of Fina Oil and Chemical Company (FOCC), both of which are wholly-owned subsidiaries of FINA, Inc. and are hereafter referred to as "employing companies."

    The Plan is a defined contribution plan covering certain full-time employees of the employing companies who have completed six months of service. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA). The following description of the Plan reflects all Plan amendments and is provided for general purposes only. Participants should refer to the Plan document for more complete information.

    The Plan is administered by a committee appointed by and acting on behalf of the Board of Directors of FOCC. Pursuant to the Plan's trust agreement, an independent trustee (Trustee) maintains custody of the Plan's assets. NationsBank -- Texas served as Trustee until April 1, 1992 at which time The Boston Safe Deposit and Trust Company became the independent trustee.

  (b) Basis of Presentation

    The accompanying financial statements of the Plan have been prepared on an accrual basis using fair values for investments. The fair values of investments are based on closing market quotations or listed redeemable values. Security transactions are recorded on a trade date basis.

  (c) Expenses Relating to Investment Securities

    Expenses relating to the purchase or sale of investment securities are added to the cost or deducted from the proceeds, respectively.

  (d) Expenses of Administering the Plan

    All costs and expenses incurred in administering the Plan, including the fees and expenses of the Trustee, the fees of its counsel and other administrative expenses, are borne by the employing companies.

  (e) Contributions

    Participants may elect to contribute up to 10% of their basic compensation to the Plan. The employing company will contribute an amount equal to the lesser of the amount contributed by the participant or 5% of the participant's basic compensation. Employing company contributions are reduced by participants' forfeitures.

  (f) Investment Program and Vesting

    The Trustee of the Plan by law retains responsibility for the investments of the Plan. Consistent with the fiduciary standards of ERISA, safeguards are adhered to in protecting the interests of Plan participants and their beneficiaries.

    A participant may direct the proportions of his or her allotments, employer contributions, and any earnings received by the Trustee for his or her account into a (a) Money Market Fund, (b) Government Securities Fund, or (c) the Class A common stock of FINA, Inc. All previous investments in common and preferred stock of Atlantic Richfield Company and investments in units of the Balanced Fund were made by predecessor plans. In the absence of direction, all amounts will be held in cash without interest. Participants

                     AMDEL INC. EMPLOYEE INVESTMENT PLAN
become completely vested in contributions of the employing companies upon five years of service with the company.

    Effective January 1, 1993, the Fidelity Retirement Money Market Fund was replaced with the TBC Inc. Pooled Employee Funds Daily Liquidity Fund. The balance at December 31, 1992 with respect to the Fidelity fund reflects a receivable for the assets to be reinvested into the new fund.

    A description of such rights and provisions and an explanation of the treatment of forfeitures and other matters are contained in the Plan document.

    Participation in each investment option at December 31, 1993 and 1992 is presented below. The sum of participation by investment option is greater than the total number of Plan participants because participation is allowed in more than one option.

                       PARTICIPATION BY INVESTMENT OPTION

                                                                                    1993      1992
                                                                                    ----      ----
   FINA, Inc. Class A Common Stock  ........................................          39       30
   U.S. Government Securities Fund  ........................................          23       18
   Retirement Money Market Fund  ...........................................         108      205

  (g) Withdrawals

    A participant may withdraw securities and cash attributable to his or her allotments at any time. Withdrawal of any part of the amounts attributable to the employing companies' contributions, except on retirement under the Amdel Inc. Noncontributory Retirement Plan, death or disability, is contingent upon completion of five years of service. Any amounts not eligible for withdrawal due to employee termination are forfeited and applied to reduce subsequent employing companies' contributions. In certain circumstances, amounts forfeited may be restored to terminated employees who are subsequently reemployed provided they repay the amount previously withdrawn or distributed.

    Withdrawals in cash and in kind in the accompanying financial statements represent the fair value of the assets at date of distribution.

  (h) Form 5500 Reconciliation

    The net assets and withdrawals reported in the Plan's Form 5500 are different from the corresponding amount reported in the accompanying financial statements by $800,165 and ($39,547), respectively in 1993 and $760,618 and $220,801, respectively in 1992. These differences relate to the classification of withdrawals currently payable to participants.

(2) FEDERAL INCOME TAXES

    The Plan has obtained from the Internal Revenue Service a determination letter indicating that the Plan qualifies under the provisions of Section 401(a) of the Internal Revenue Code and, accordingly, is exempt from Federal income taxes under Section 501(a). The United States Federal income tax status of the participants with respect to their contributions to the Plan is described in information submitted to the participants and subject to certain limitations.

                     AMDEL INC. EMPLOYEE INVESTMENT PLAN

(3) PLAN TERMINATION

    Although they have not expressed any intent to do so, the employing companies have the right under the Plan to discontinue their contributions at any time and to terminate the Plan subject to the provisions of ERISA. In the event of Plan termination, participants will become 100% vested in their accounts.

                                                                      SCHEDULE 1

                     AMDEL INC. EMPLOYEE INVESTMENT PLAN

        ITEM 27(a) -- SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                              DECEMBER 31, 1993

                                                                      NUMBER OF                    CURRENT
IDENTITY OF MARKETABLE INVESTMENT        DESCRIPTION OF INVESTMENT  SHARES/UNITS      COST          VALUE
- ---------------------------------        -------------------------  ------------    ----------    ----------
TBC Inc. Pooled Employee Daily            Money Market Fund
    Liquidity Fund                                                   1,605,572      $1,605,572     $1,605,572
The Boston Company Intermediate           Government Securities
    Government Securities Fund            Fund                          14,458         186,165        189,981
FINA, Inc. Class A common stock           Common Stock                   4,631         320,833        318,381
                                                                                    ----------     ----------
                                                                                    $2,112,570     $2,113,934
                                                                                    ==========     ==========

                See accompanying independent auditors' report.

                                                                      SCHEDULE 2

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

               ITEM 27(D) -- SCHEDULE OF REPORTABLE TRANSACTIONS
                          YEAR ENDED DECEMBER 31, 1993

                                                                                                    CURRENT VALUE OF
                                                  NUMBER OF     PURCHASE     SELLING      COST OF        ASSET ON         NET
DESCRIPTION OF ASSET:                           TRANSACTIONS      PRICE       PRICE        ASSET    TRANSACTION DATE   GAIN/(LOSS)
- ---------------------                           -------------   ---------    -------      -------   ----------------   -----------
Purchases:
    FINA, Inc. Class A common
        stock  ..........................           16         $  149,800   $    --    $  149,800       $  149,800       $   --
    The Boston Company Intermediate
        Government Securities Fund  .....           26             77,042        --        77,042           77,042           --
    TBC Inc. Pooled Employee Daily
        Liquidation Fund  ...............           67          2,501,653        --     2,501,653        2,501,653           --
Sales:
    FINA, Inc. Class A common
        stock  ..........................            1                --      23,659       27,028           23,659        (3,369)
    The Boston Company Intermediate
        Government Securities Fund  .....            3                --      55,667       54,216           55,667         1,451
    TBC Inc. Pooled Employee Daily
        Liquidation Fund  ...............           37                --     905,300      905,300          905,300           --

                 See accompanying independent auditors' report.

                        CONSENT OF INDEPENDENT AUDITORS

The Investment Plan Committee
Amdel Inc. Employee Investment Plan:

   We consent to incorporation by reference in the Registration Statement (No. 2-49321 ) on Form S-8 of FINA, Inc. of our report dated April 22, 1994, relating to the statements of net assets available for plan benefits of the Amdel Inc. Employee Investment Plan as of December 31, 1993 and 1992, and the related statements of changes in net assets available for plan benefits for the years then ended, and the related supplemental schedules, which report appears in the December 31, 1993 annual report on Form 11-K of the Amdel Inc. Employee Investment Plan.

                                                      KPMG Peat Marwick

Dallas, Texas
April 22, 1994

                                  SIGNATURES

    The Plan. Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other persons who administer the employee benefit plan) have duly caused this annual report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 AMDEL INC.
                                          EMPLOYEE INVESTMENT PLAN



                                          /s/
                                      ---------------------------------
                                              Cullen M. Godfrey
                                        Vice President, Secretary and
                                      General Counsel of the Registrant

Dated: April 26, 1994